UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: Preferred Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Preferred
      Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Preferred Income
                                        Strategies Fund, Inc.

Annual Report
October 31, 2003

[LOGO] Merrill Lynch Investment Managers

Preferred Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Preferred Income Strategies Fund, Inc. has the ability to utilize leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

A Letter From the President

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Earlier in the year, the Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board policy and economic revitalization. As of October 31, 2003, the ten-year Treasury bond was yielding 4.33%. This compared to a yield of 3.89% six months earlier and 3.93% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Despite an uptick in long-term interest rates during the period, the Fund provided a solid total return and significantly outperformed its benchmark.

How did the Fund perform since its inception in light of the existing market conditions?

Since inception (March 28, 2003) through October 31, 2003, the Common Stock of Preferred Income Strategies Fund, Inc. had a net annualized yield of 7.02%, based on a period-end per share net asset value of $24.53 and $1.029 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +6.47%, based on a change in per share net asset value from $23.88 to $24.53, and assuming reinvestment of $.867 per share ordinary income dividends. For the same period, the unmanaged Merrill Lynch Preferred Stock Fixed Rate Index rose 5.05%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund performed well during a period in which long-term interest rates generally moved higher. The ten-year U.S. Treasury note declined .32% between March 28 and October 31, 2003, while its yield rose from 3.92% to 4.33%. The unmanaged Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +4.20% and +.74%, respectively, for the same period. The U.S. economy displayed surprising strength during this period, with gross domestic product in the third quarter of 2003 rising 8.2%, the highest growth rate since the early 1980s.

What is the Fund's investment objective?

The Fund's primary objective is to provide shareholders with current income. The secondary objective is to seek capital appreciation. To these ends, we invest primarily in a diversified portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. At least 80% of the Fund's total assets are invested in securities rated in the investment grade rating categories of the established bond rating services or if unrated are considered to be of comparable quality.

How did you manage the Fund during the period?

Since the Fund's inception on March 28, 2003, we began the gradual process of investing assets received from shareholders in the Fund's initial offering. We completed the initial investment process in mid-June. At the outset, we set a goal of establishing 100 positions in the portfolio within 12 months of the Fund's inception. We believed this would constitute a fully diversified portfolio. We reached our targeted number of holdings five months ahead of our timetable. As of October 31, 2003, the Fund held 101 securities.

As of October 31, 2003, the Fund was approximately 36% leveraged. During the period, we leveraged the Fund through an offering of Auction Market Preferred Stock (AMPS) in an effort to take advantage of the yield spreads between the AMPS and the securities we held in the portfolio. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) In July, we hedged our exposure on the floating rate AMPS by entering into an interest rate swap, whereby we swapped the floating rate on the AMPS for a two-year fixed rate. We believe this interest rate swap should provide shareholders with significant protection against rising interest rates.

As we added holdings to the portfolio, we reduced the Fund's exposure to dividend received deduction (DRD) preferred securities and slightly decreased our allocation to the corporate sector.


4       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

How would you characterize the Fund's position at the close of the period?

Investments in preferred and corporate fixed income securities are subject to credit and interest rate risk. As the U.S. economy continues to improve, we view the credit outlook for the corporate sector as somewhat positive. We have, however, positioned the Fund with a slightly short duration versus its comparable Lipper category of Income and Preferred Stock Funds, as we believe long-term interest rates have bottomed and eventually will rise. We also have employed some substantial interest rate hedges, including options and futures, in an effort to reduce the Fund's exposure to interest rate risk. The Fund's effective duration at October 31, 2003 was 15.3 years, while its hedged duration stood at 8.5 years.

We believe the improving credit environment will support the performance of preferred stocks. The limited supply of new preferred issues also should have a positive effect on the market as the increased demand by closed-end funds that invest in these securities exceeds the available supply.

At the end of the period, the Fund was fully invested and its largest sector weight was in financial services (primarily banking). The Fund also held positions in industrials, insurance (life and property & casualty), real estate investment trusts, utilities (electric utilities, wireless telecommunications, diversified telecommunications and cable) and U.S. government agency securities. At October 31, 2003, the portfolio carried an average credit rating of A3 from Standard & Poor's, and approximately 89.4% of its assets was invested in securities rated BBB or higher.

John D. Burger
Vice President and Portfolio Manager

Thomas Musmanno
Vice President and Portfolio Manager

Robert R. Peterson, Jr.
Vice President and Portfolio Manager

November 18, 2003


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003       5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

Preferred Securities

                          S&P       Moody's   Face
Industry+                 Ratings@  Ratings@  Amount    Capital Trusts                                                     Value
===================================================================================================================================
Banks--19.5%              A-        A3    $12,035,000   ABN Amro NA Holding Capital, 6.523% (a)(b)(d)                  $ 12,969,987
                          A         A2     11,000,000   Abbey National Capital Trust I, 8.963% (b)(d)                    14,590,477
                          BBB+      A1      2,000,000   Bank One Capital III, 8.75% due 9/01/2030                         2,584,482
                          A+        Aa3    29,230,000   Barclays Bank PLC, 6.86% (a)(b)(d)                               31,528,998
                          A-        A2      8,000,000   CBA Capital Trust I, 5.805% (a)(d)                                8,138,320
                          A-        A2      1,000,000   Chase Capital I, 7.67% due 12/01/2026 (a)                         1,082,704
                          BBB+      A3     37,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)               40,737,074
                          A         NR*     7,500,000   HBOS Capital Funding LP, 6.85% (d)                                7,425,000
                          A         Aa3    15,000,000   HBOS PLC, 5.375% (a)(b)(d)                                       15,015,900
                          A-        A2      2,000,000   HSBC Americas Capital Trust, 7.808% due 12/15/2026 (a)            2,206,846
                          A-        A2     15,835,000   HSBC Capital Funding LP, 10.176% (a)(b)(d)                       22,985,057
                          NR*       NR*    12,275,000   Hubco Capital Trust II, 7.65% due 6/15/2028 (a)                  12,581,875
                          A+        Aa2     5,000,000   Lloyds TSB Bank PLC, 6.90% (d)                                    5,062,000
                          A         A1        970,000   RBS Capital Trust I, 4.709% (b)(d)                                  912,980
                          A-        A2      2,000,000   Republic New York, 7.53% due 12/04/2026                           2,133,444
                          A         A1      3,420,000   Royal Bank of Scotland Group PLC, 7.648% (b)(d)                   4,049,766
                          A-        A2     10,000,000   Westpac Capital Trust III, 5.819% (a)(b)(d)                      10,278,900
                                                                                                                       ------------
                                                                                                                        194,283,810
===================================================================================================================================
Electric--4.2%            BBB-      Baa2   15,000,000   Dominion Resources Capital Trust III, 8.40% due 1/15/2031        17,858,625
                          BB+       Ba2    14,950,000   Houston Light & Power Capital Trust II, 8.257% due 2/1/2037      14,882,979
                          BB+       Baa2    9,500,000   SWEPCO Capital Trust I, 5.25% due 10/01/2043 (b)                  9,419,867
                                                                                                                       ------------
                                                                                                                         42,161,471
===================================================================================================================================
Finance--2.3%             BBB+      A3     10,000,000   CIT Capital Trust I, 7.70% due 2/15/2027 (a)                     10,682,800
                          BB+       Baa3    1,000,000   MBNA Capital A, 8.278% due 12/01/2026                             1,079,462
                          A+        A1     10,000,000   Sun Life Can (US) Capital Trust, 8.526% (a)(d)                   11,071,380
                                                                                                                       ------------
                                                                                                                         22,833,642
===================================================================================================================================
Financial--0.5%           NR*       Baa1    4,500,000   St. George Funding Company, 8.485% (a)(d)                         5,234,940
===================================================================================================================================
Financial Services--      A-        A2        998,000   JP Morgan Capital Trust I, 7.54% due 1/15/2027 (a)                1,071,829
Other--0.1%
===================================================================================================================================
Gas--0.6%                 BBB       Baa2    5,000,000   AGL Capital Trust, 8.17% due 6/01/2037                            5,613,965
===================================================================================================================================
Insurance--8.9%           BBB       Baa3   28,165,000   AON Capital Trust, 8.205% due 1/01/2027                          31,690,131
                          AA        Aa1    15,140,000   American General Capital II, 8.50% due 7/01/2030                 19,663,241
                          AA        Aa1     2,000,000   American General Institutional Capital A, 8.125%
                                                        due 3/15/2046 (a)                                                 2,485,586
                          A-        A2      6,066,000   ING Capital Funding Trust III, 8.439% (b)(d)                      7,554,160
                          BB        Ba1     1,000,000   Markel Capital Trust I, 8.71% due 1/01/2046                       1,020,863
                          A+        A2      6,325,000   Principal Mutual, 8% due 3/01/2044 (Surplus Notes)(a)             6,644,501
                          BBB       Baa1   14,000,000   QBE Insurance Group Limited, 5.647% due 7/01/2023 (a)(b)         13,198,990
                          A-        Baa1    6,225,000   Transamerica Capital III, 7.625% due 11/15/2037                   6,522,294
                                                                                                                       ------------
                                                                                                                         88,779,766
===================================================================================================================================
Insurance--               BBB+      A3     36,725,000   Axa, 8.60% due 12/15/2030 (Surplus Notes)                        45,255,740
Multiline--6.0%           BBB+      A3      1,000,000   Genamerica Capital I, 8.525% due 6/30/2027 (a)                    1,095,420
                          BBB-      Baa2   11,566,000   Safeco Capital Trust I, 8.072% due 7/15/2037 (a)                 12,923,721
                                                                                                                       ------------
                                                                                                                         59,274,881
===================================================================================================================================
Oil--2.1%                 A-        A2     10,000,000   Oil Insurance Limited, 5.15% due 8/15/2033 (a)(b)                10,062,000
                          BBB       Baa2    9,850,000   PHILLIPS 66 Capital Trust II, 8% due 1/15/2037 (a)               10,980,603
                                                                                                                       ------------
                                                                                                                         21,042,603
===================================================================================================================================
Pipelines--0.8%           BB+       Baa3    5,000,000   K N Capital Trust I, 8.56% due 4/15/2027 (a)                      5,736,055
                          BB+       Baa3    1,750,000   K N Capital Trust III, 7.63% due 4/15/2028                        1,900,862
                                                                                                                       ------------
                                                                                                                          7,636,917
===================================================================================================================================
Reinsurance--5.3%         BBB-      Baa1   32,100,000   ACE Capital Trust II, 9.70% due 4/01/2030                        41,776,449
                          A-        Baa2   10,000,000   Zurich Capital Trust, 8.376% due 6/01/2037 (a)                   11,347,210
                                                                                                                       ------------
                                                                                                                         53,123,659


6       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings@  Ratings@  Amount    Capital Trusts                                                     Value
===================================================================================================================================
Savings & Loan            BB        Ba1   $ 1,000,000   Astoria Capital Trust I, 9.75% due 11/01/2029 (a)              $  1,185,000
Associations--2.0%        BB        Ba1     5,000,000   Astoria Capital Trust I, 9.75% due 11/01/2029                     5,925,000
                          BB        Baa2    5,500,000   GreenPoint Capital Trust I, 9.10% due 6/01/2027                   6,015,295
                          BB        NR*     5,775,000   Webster Capital Trust I, 9.36% due 1/29/2027 (a)                  6,402,887
                                                                                                                       ------------
                                                                                                                         19,528,182
===================================================================================================================================
Special Situations--      NR*       NR*    15,000,000   AgFirst Farm Credit Bank, 8.393% due 12/15/2016 (b)              17,090,115
4.2%                      BBB+      Baa3   15,000,000   Farmers Exchange Capital, 7.05% due 7/15/2028 (a)                13,898,865
                          AA-       Aa3    11,000,000   Swedish Export Credit Corporation, 6.375% (a)(d)                 10,697,500
                                                                                                                       ------------
                                                                                                                         41,686,480
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Investments in Capital Trusts
                                                        (Cost--$554,790,622)--56.5%                                     562,272,145
                          =========================================================================================================

===================================================================================================================================
                                              Shares
                                              Held      Preferred Stocks
===================================================================================================================================
Banks--8.7%                                       150   BBVA Privanza International, 7.764% (a)                          15,450,000
                                              200,000   MBNA Corporation, 5.50%                                           5,070,000
                                            2,800,000   Royal Bank of Scotland Group PLC, 5.75%                          66,500,000
                                                                                                                       ------------
                                                                                                                         87,020,000
===================================================================================================================================
Electric--3.4%                                 14,000   Alabama Power Company, 5.83%                                        354,900
                                               13,198   Carolina Power & Light Company, 5.44%                             1,259,997
                                               11,109   Connecticut Light and Power Company, 5.28%                          498,170
                                               11,394   Delmarva Power & Light Company, 4.20%                               903,687
                                               21,250   Delmarva Power & Light Company, 4.28%                             1,717,266
                                                8,200   Delmarva Power & Light Company, 4.56%                               706,225
                                              200,000   Interstate Power and Light Company, 8.375%                        6,450,000
                                               12,400   Public Service Electric and Gas Company, 5.28%                    1,085,000
                                               19,715   South Carolina Electric & Gas Company, 4.60%                        998,072
                                              200,000   TXU Corporation, 7.24%                                           20,200,000
                                                                                                                       ------------
                                                                                                                         34,173,317
===================================================================================================================================
Finance--7.3%                               1,000,000   Federal National Mortgage Association, 5.125%                    46,700,000
                                              200,000   Lehman Brothers Holdings, 5.94%                                  10,400,000
                                              600,000   Lehman Brothers Holdings, 6.50%                                  15,675,000
                                                                                                                       ------------
                                                                                                                         72,775,000
===================================================================================================================================
Gas--1.6%                                     626,000   Southern Union Company, 7.55%                                    15,956,740
===================================================================================================================================
Insurance--3.7%                               880,000   ACE Limited, 7.80%                                               23,452,000
                                               12,000   Fortis Regcaps Fund Trust II, 7.68%                              13,560,000
                                                                                                                       ------------
                                                                                                                         37,012,000
===================================================================================================================================
Miscellaneous Materials                        26,000   SG Preferred Capital II, 6.302%                                  27,040,000
& Commodities--2.7%
===================================================================================================================================
Oil--0.7%                                      64,500   Apache Corporation, 5.68%                                         6,454,031
===================================================================================================================================
Printing & Publishing--                       200,000   NewsCorp Overseas Ltd., 5.75%                                     4,800,000
0.5%
===================================================================================================================================
Reinsurance--3.4%                              25,000   Zurich Regcaps Funding Trust I, 6.01% (a)                        24,750,000
                                               10,000   Zurich Regcaps Funding Trust I, 6.58% (a)                         9,500,000
                                                                                                                       ------------
                                                                                                                         34,250,000
===================================================================================================================================
Specialty Markets--0.2%                        80,000   Corp-Backed Trust Certificates, 8.375%                            2,200,800
===================================================================================================================================
Wireless                                       35,423   Centaur Funding Corporation, 9.08%                               42,341,572
Communication--4.3%
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Investments in Preferred Stocks
                                                        (Cost--$365,017,251)--36.5%                                     364,023,460
                          =========================================================================================================


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

Preferred Securities (concluded)

                                              Shares
Industry+                                     Held      Real Estate Investment Trusts                                      Value
===================================================================================================================================
Real Estate                                   196,000   AMB Property Corporation, 6.50%                               $   4,783,635
Investment Trusts                             400,000   CBL & Associates Properties, Inc., 7.75%                         10,560,000
                                              600,000   CarrAmerica Realty Corporation, 7.50%                            15,525,000
                                              200,000   Cousins Properties, Inc., 7.75%                                   5,137,500
                                              780,000   Developers Diversified Realty Corporation, 8.0%                  20,958,600
                                              280,000   Developers Diversified Realty Corporation, 7.375%                 7,084,000
                                              100,000   Duke Realty Corporation, 6.625%                                   2,503,130
                                              787,000   Equity Residential Properties Trust, 6.48%                       19,202,800
                                                4,000   Firstar Realty LLC, 8.875% (a)                                    5,100,000
                                              686,000   Kimco Realty Corporation, 6.65%                                  17,458,700
                                            1,600,000   New Plan Excel Realty Trust, 7.625%                              42,800,000
                                              607,550   Regency Centers Corporation, 7.45%                               16,227,660
                                               11,857   Sovereign Real Estate Investment Trust, 12%                      17,666,930
                                              130,000   Wachovia Preferred Funding Corporation, 7.25%                     3,552,900
                                              600,000   Weingarten Realty Investment, 6.75%                              15,510,000
                          =========================================================================================================
                                                        Total Investments in Real Estate Investment Trusts
                                                        (Cost--$196,337,085)--20.5%                                     204,070,855
                          =========================================================================================================

===================================================================================================================================
                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount    Trust Preferred
===================================================================================================================================
Auto--1.0%                BB        Baa3  $10,000,000   Delphi Trust I, 8.25% due 10/15/2033                             10,022,598
===================================================================================================================================
Banks--1.6%               A-        A2     17,375,000   J.P. Morgan Chase Capital XI, 5.875% due 6/15/2033               16,307,731
===================================================================================================================================
Electric--2.4%            A         A2     21,750,000   Georgia Power Company, 5.90% due 4/15/2033                       21,838,477
                          BB+       Baa1      280,000   Met-Ed Capital Trust, 7.35% due 9/01/2039                           280,920
                          BB+       Baa3      397,425   PSEG Funding Trust II, 8.75% due 12/31/2032                         431,192
                          BBB       Baa1      950,000   Virginia Power Capital Trust, 7.375% due 7/30/2042                1,008,138
                                                                                                                      -------------
                                                                                                                         23,558,727
===================================================================================================================================
Finance--3.7%             BBB+      Baa1   27,000,000   Countrywide Capital IV, 6.75% due 4/01/2033                      27,270,360
                          NR*       A2      1,000,000   Household Finance Corporation, 6.875% due 1/30/2033               1,031,881
                          BBB+      A3        875,000   Lehman Brothers Holding Capital Trust III, 6.375%
                                                        due 3/15/2052                                                       872,835
                          A-        A1      3,317,000   Morgan Stanley Capital Trust III, 6.25% due 3/01/2033             3,290,132
                          NR*       NR*     4,000,000   Principal Protected PreTSL IX, Ltd., 14.50% due 4/03/2033         3,979,000
                                                                                                                      -------------
                                                                                                                         36,444,208
===================================================================================================================================
Gas--0.9%                 BB        Baa3    8,750,000   Southwest Gas Capital II, 7.70% due 9/15/2043                     9,169,789
===================================================================================================================================
Insurance--0.5%           BBB       Baa1    5,000,000   Lincoln National Capital VI, 6.75% due 9/11/2052                  5,050,128
===================================================================================================================================
Pipelines--0.1%           BBB-      Baa1      500,000   Dominion Cng Capital Trust I, 7.80% due 10/31/2041                  531,670
===================================================================================================================================
Reinsurance--0.1%         BBB       Baa1    1,000,000   Everest Re Capital Trust, 7.85% due 11/15/2032                    1,079,147
===================================================================================================================================
Special Situations--      BBB+      A3      5,000,000   Natural Rural Utility CFC, 6.75% due 2/15/2043                    5,172,796
0.5%
===================================================================================================================================
                                                        Total Investments in Trust Preferred
                                                        (Cost--$107,237,949)--10.8%                                     107,336,794
                          =========================================================================================================
                                                        Total Investments in Preferred Securities
                                                        (Cost--$1,223,382,907)--124.3%                                1,237,703,254
                          =========================================================================================================


8       PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings@  Ratings@  Amount    Corporate Bonds                                                    Value
===================================================================================================================================
Auto--0.9%                BBB       Baa1  $10,000,000   Ford Motor Company, 7.45% due 7/16/2031                        $  8,983,000
===================================================================================================================================
Broadcasting/Media--      BBB-      Baa3   10,000,000   Liberty Media Corporation, 5.70% due 5/15/2013                    9,776,670
1.0%
===================================================================================================================================
Cable Television          BBB       Baa3   15,000,000   Comcast Corporation, 7.05% due 3/15/2033                         15,980,985
Services--1.6%
===================================================================================================================================
Cellular Telephones--     BBB       Baa2   28,000,000   AT&T Wireless Services Inc., 8.75% due 3/01/2031                 33,671,316
3.4%
===================================================================================================================================
Diversified               B+        Baa3   11,500,000   Fuji JGB Investment LLC, 9.87% (a)(b)(d)                         12,766,978
Financials--4.8%          BBB       A3     29,000,000   General Motors Acceptance Corporation, 8% due 11/1/2031          29,823,629
                          B+        Baa3    5,000,000   SB Treasury Company LLC, 9.40% (a)(b)(d)                          5,550,000
                                                                                                                       ------------
                                                                                                                         48,140,607
===================================================================================================================================
Electronics--1.1%         BBB-      Baa2   10,000,000   FirstEnergy Corp., 6.45% due 11/15/2011                          10,622,330
===================================================================================================================================
Foods--0.5%               BBB       Baa3    4,800,000   Tyson Foods Inc., 7% due 1/15/2028                                4,799,314
===================================================================================================================================
Medical--1.1%             AA-       A1     10,000,000   Bristol-Myers Squibb Company, 6.875% due 8/01/2097               10,738,810
===================================================================================================================================
Multimedia--3.2%                                        AOL Time Warner Inc.:
                          BBB+      Baa1   10,000,000         7.625% due 4/15/2031                                       11,174,170
                          BBB+      Baa1   18,000,000         7.70% due 5/01/2032                                        20,338,038
                                                                                                                       ------------
                                                                                                                         31,512,208
===================================================================================================================================
Oil Field Services--      BBB       Baa2   16,575,000   Duke Energy Field Services, 8.125% due 8/16/2030                 20,029,545
2.0%
===================================================================================================================================
Reinsurance--1.1%         A-        A1     10,000,000   GE Global Insurance, 7.75% due 6/15/2030                         11,557,380
===================================================================================================================================
Retail--0.6%              BBB       Baa1    5,000,000   Sears Roebuck Acceptance Corporation, 6.875% due 10/15/2017       5,790,685
===================================================================================================================================
Savings & Loan            NR*       NR*     8,000,000   Roslyn Real Estate Asset Corporation, 4.79% (b)(d)                8,000,000
Associations--0.8%
===================================================================================================================================
Telephone--6.6%           BBB       Baa3   28,000,000   France Telecom, 9.75% due 3/01/2031                              36,954,988
                                                        Sprint Capital Corporation:
                          BBB-      Baa3    2,000,000         6.90% due 5/01/2019                                         1,982,176
                          BBB-      Baa3   24,000,000         8.75% due 3/15/2032                                        27,297,888
                                                                                                                       ------------
                                                                                                                         66,235,052
                          =========================================================================================================
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$278,405,416)--28.7%                                     285,837,902
                          =========================================================================================================

===================================================================================================================================
                                   Face Amount/
                                   Beneficial Interest  Short-Term Securities
===================================================================================================================================
                                          $10,000,000   Federal Home Loan Mortgage Corporation, 1.01%
                                                        due 12/5/2003 (g)**                                               9,991,022
                                           21,767,413   Merrill Lynch Liquidity Series, LLC Cash
                                                        Sweep Series I (c)                                               21,767,413
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$31,758,435)--3.2%                                        31,758,435
                          =========================================================================================================

===================================================================================================================================
                                            Number of
Options                                     Contracts   Put Options Purchased
===================================================================================================================================
                                                  150   Swaption, expiring November 2003 at $5.31,
                                                        Broker JP Morgan Chase (e)                                          161,250
                                                   50   Swaption, expiring December 2003 at $6.0,
                                                        Broker JP Morgan Chase (e)                                          221,800
                                                  100   Swaption, expiring January 2004 at $5.10,
                                                        Broker UBS Warburg (e)                                              933,000
                                                   97   Swaption, expiring September 2008 at $6.49,
                                                        Broker Lehman Brothers, Inc. (e)                                  6,400,552
                                                5,850   U.S. Treasury Bonds, expiring November 2003
                                                        at $108.0, Broker Greenwich Capital Markets                         457,031
                                                  500   U.S. Treasury Bonds, expiring November 2003
                                                        at $112.0, Broker Greenwich Capital Markets                         406,250
                                                1,500   U.S. Treasury Bonds, expiring December 2003
                                                        at $107.0, Broker Greenwich Capital Markets                         726,562
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Options Purchased
                                                        (Premiums Paid--$25,020,861)--0.9%                                9,306,446
                          =========================================================================================================
                                                        Total Investments (Cost--$1,558,567,619)                      1,564,606,037
                          =========================================================================================================


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                            (in U.S. dollars)

                                            Number of
Options                                     Contracts   Put Options Written                                                Value
===================================================================================================================================
                                                  175   Swaption, expiring September 2008 at USD 6.65,
                                                        Broker Lehman Brothers, Inc. (e)                             $   (8,851,850)
                                                  500   U.S. Treasury Bonds, expiring November 2003
                                                        at $110.0, Broker Greenwich Capital Markets                        (132,813)
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Options Written
                                                        (Premiums Received--$10,528,750)--0.9%                           (8,984,663)
===================================================================================================================================
                          Total Investments, Net of Options Written (Cost--$1,548,038,869)--156.2%                    1,555,621,374

                          Unrealized Appreciation on Swaps--Net***--0.2%                                                  1,817,334

                          Variation Margin on Financial Futures Contracts (f)--(0.2%)                                    (1,653,125)

                          Liabilities in Excess of Other Assets--(1.0%)                                                 (10,032,041)

                          Preferred Stock, at Redemption Value--(55.2%)                                                (550,031,304)
                                                                                                                     --------------
                          Net Assets Applicable to Common Stock--100.0%                                              $  995,722,238
                                                                                                                     ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                       Net              Interest
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I                    21,767,413          $ 458,111
      --------------------------------------------------------------------------

(d)   The security is a perpetual bond and has no definite maturity date.
(e) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the Fund is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.
(f)   Financial futures contracts sold as of October 31, 2003 were as follows:

      -------------------------------------------------------------------------
      Number of                       Expiration         Face        Unrealized
      Contracts        Issue             Date            Value          Loss
      -------------------------------------------------------------------------
        2,300      U.S. 30-Year      December 2003   $247,342,625   $(2,710,500)
                  Treasury Bonds
      -------------------------------------------------------------------------

(g) All or a portion of security held as collateral in connection with open financial futures contracts.
+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These industry classifications are unaudited. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
@     Ratings of issues shown are unaudited.
*     Not Rated.
** Certain U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
***   Swap contracts entered into as of October 31, 2003 were as follows:

      --------------------------------------------------------------------------------------
                                                                                Unrealized
                                                              Notional         Appreciation/
                                                               Amount          Depreciation
      --------------------------------------------------------------------------------------
      Receive a variable rate equal to 1-month LIBOR
       at quarterly reset date and pay a fixed rate
       equal to 1.3275%.
       Broker, J.P. Morgan Chase
       Expires June 2005                                    $125,000,000         $1,204,852

      Receive a variable rate equal to 1-month LIBOR
       at quarterly reset date and pay a fixed rate
       equal to 1.33%.
       Broker, Morgan Stanley Capital Services Inc.
       Expires June 2005                                    $125,000,000          1,180,563

      Receive a variable rate equal to 1-month LIBOR
       at quarterly reset date and pay a fixed rate
       equal to 1.32%.
       Broker, UBS Warburg
       Expires June 2005                                    $ 25,000,000            245,719

      Receive a variable rate equal to 1-month LIBOR
       at quarterly reset date and pay a fixed rate
       equal to 1.31%.
       Broker, UBS Warburg
       Expires June 2005                                    $150,000,000          1,454,200

      Receive a variable rate equal to 3-month LIBOR
       at quarterly reset date and pay a fixed rate
       equal to 4.92%.
       Broker, Morgan Stanley Capital Services Inc.
       Expires January 2014                                 $300,000,000         (2,268,000)
      --------------------------------------------------------------------------------------
      Total                                                                      $1,817,334
                                                                                 ==========

      See Notes to Financial Statements.


10      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Statement of Net Assets

As of October 31, 2003
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$1,533,546,758) ...........                    $1,555,299,591
                   Options purchased, at value (premiums paid--$25,020,861) ..........                         9,306,446
                   Unrealized appreciation on swaps--net .............................                         1,817,334
                   Receivables:
                      Interest .......................................................    $ 18,488,355
                      Dividends ......................................................         821,150        19,309,505
                                                                                          ------------
                   Prepaid expenses ..................................................                            54,380
                                                                                                          --------------
                   Total assets ......................................................                     1,585,787,256
                                                                                                          --------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                   Options written, at value (premiums received--$10,528,750) ........                         8,984,663
                   Payables:
                      Securities purchased ...........................................      14,992,919
                      Custodian bank .................................................       9,849,265
                      Swaps ..........................................................       1,717,832
                      Variation margin ...............................................       1,653,125
                      Dividends to Common Stock shareholders .........................       1,453,448
                      Investment adviser .............................................         889,502
                      Offering costs .................................................         423,166
                      Other affiliates ...............................................           5,700        30,984,957
                                                                                          ------------
                   Accrued expenses and other liabilities ............................                            64,094
                                                                                                          --------------
                   Total liabilities .................................................                        40,033,714
                                                                                                          --------------
========================================================================================================================
Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.10 per share
                   (2,800 Series M7 Shares, 2,800 Series T7 Shares, 2,800 Series
                   W7 Shares, 2,800 Series TH7 Shares, 2,800 Series F7 Shares,
                   4,000 Series W28 Shares and 4,000 Series TH28 Shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                       550,031,304
                                                                                                          --------------
========================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock .............................                    $  995,722,238
                                                                                                          ==============
========================================================================================================================
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (40,593,070 shares issued
                   and outstanding) ..................................................                    $    4,059,307
                   Paid-in capital in excess of par ..................................                       958,587,338
                   Undistributed investment income--net ..............................    $  8,345,285
                   Undistributed realized capital gains on investments--net ..........      18,040,969
                   Unrealized appreciation on investments--net .......................       6,689,339
                                                                                          ------------
                   Total accumulated earnings--net ...................................                        33,075,593
                                                                                                          --------------
                   Total--Equivalent to $24.53 net asset value per share of Common
                   Stock (market price--$23.69) ......................................                    $  995,722,238
                                                                                                          ==============

*     Auction Market Preferred Stock

      See Notes to Financial Statements.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Period March 28, 2003+ to October 31, 2003
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                   Interest ..........................................................                    $   35,071,587
                   Dividends .........................................................                        15,408,714
                                                                                                          --------------
                   Total income ......................................................                        50,480,301
                                                                                                          --------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $  4,951,715
                   Commission fees ...................................................         530,820
                   Accounting services ...............................................         190,674
                   Directors' fees and expenses ......................................          65,924
                   Transfer agent fees ...............................................          45,695
                   Custodian fees ....................................................          20,298
                   Printing and shareholder reports ..................................          15,489
                   Pricing fees ......................................................           2,552
                   Professional fees .................................................           1,650
                   Other .............................................................          11,127
                                                                                          ------------
                   Total expenses before waiver ......................................       5,835,944
                   Waiver of expenses ................................................      (1,467,160)
                                                                                          ------------
                   Total expenses after waiver .......................................                         4,368,784
                                                                                                          --------------
                   Investment income--net ............................................                        46,111,517
                                                                                                          --------------
========================================================================================================================
Realized & Unrealized Gain on Investments--Net
------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .................................                        18,173,984
                   Unrealized appreciation on investments--net .......................                         6,689,339
                                                                                                          --------------
                   Total realized and unrealized gain on investments--net ............                        24,863,323
                                                                                                          --------------
========================================================================================================================
Dividends to Preferred Stock Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................                        (2,706,868)
                                                                                                          --------------
                   Net Increase in Net Assets Resulting from Operations ..............                    $   68,267,972
                                                                                                          ==============

+     Commencement of operations.

      See Notes to Financial Statements.


12      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Statements of Changes in Net Assets

                                                                                                      For the Period
                                                                                                         March 28,
                                                                                                         2003+ to
                                                                                                        October 31,
Increase (Decrease) in Net Assets:                                                                          2003
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                   Investment income--net .........................................................    $  46,111,517
                   Realized gain on investments--net ..............................................       18,173,984
                   Unrealized appreciation on investments--net ....................................        6,689,339
                   Dividends to Preferred Stock shareholders ......................................       (2,706,868)
                                                                                                       -------------
                   Net increase in net assets resulting from operations ...........................       68,267,972
                                                                                                       -------------
====================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                   Investment income--net .........................................................      (35,192,379)
                                                                                                       -------------
                   Net decrease in net assets resulting from dividends to Common Stock shareholders      (35,192,379)
                                                                                                       -------------
====================================================================================================================
Stock Transactions
--------------------------------------------------------------------------------------------------------------------
                   Net proceeds from issuance of Common Stock .....................................      968,131,250
                   Value of shares issued to Common Stock shareholders in reinvestment to dividends          965,500
                   Offering costs resulting from the issuance of Common Stock .....................         (570,622)
                   Offering and underwriting costs resulting from the issuance of Preferred Stock .       (5,979,495)
                                                                                                       -------------
                   Net increase in net assets derived from stock transactions .....................      962,546,633
                                                                                                       -------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets applicable to Common Stock ........................      995,622,226
                   Beginning of period ............................................................          100,012
                                                                                                       -------------
                   End of period* .................................................................    $ 995,722,238
                                                                                                       =============
                      * Undistributed investment income--net ......................................    $   8,345,285
                                                                                                       =============

+     Commencement of operations.

      See Notes to Financial Statements.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                         For the Period
The following per share data and ratios have been derived                                                  March 28,
from information provided in the financial statements.                                                     2003+ to
                                                                                                          October 31,
Increase (Decrease) in Net Asset Value:                                                                      2003
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...............................................    $  23.88
                                                                                                           --------
                   Investment income--net .............................................................        1.14
                   Realized and unrealized gain on investments--net ...................................         .61
                   Dividends to Preferred Stock shareholders from investment income--net ..............        (.07)
                                                                                                           --------
                   Total from investment operations ...................................................        1.68
                                                                                                           --------
                   Less dividends to Common Stock shareholders from investment income--net ............        (.87)
                                                                                                           --------
                   Capital charge resulting from the issuance of Common Stock .........................        (.01)
                                                                                                           --------
                   Capital charge and underwriting costs resulting from the issuance of Preferred Stock        (.15)
                                                                                                           --------
                   Net asset value, end of period .....................................................    $  24.53
                                                                                                           ========
                   Market price per share, end of period ..............................................    $  23.69
                                                                                                           ========
=======================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ....................................................       (1.80%)@
                                                                                                           ========
                   Based on net asset value per share .................................................        6.47%@
                                                                                                           ========
=======================================================================================================================
Ratios Based on Average Net Assets of Common Stock

-----------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of waiver*** ...................................................         .79%*
                                                                                                           ========
                   Total expenses*** ..................................................................        1.05%*
                                                                                                           ========
                   Total investment income--net*** ....................................................        8.31%*
                                                                                                           ========
                   Amount of dividends to Preferred Stock shareholders ................................         .49%*
                                                                                                           ========
                   Investment income--net, to Common Stock shareholders ...............................        7.82%*
                                                                                                           ========
=======================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
-----------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of waiver ......................................................         .54%*
                                                                                                           ========
                   Total expenses .....................................................................         .72%*
                                                                                                           ========
                   Total investment income--net .......................................................        5.67%*
                                                                                                           ========
=======================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders ..........................................        1.05%*
                                                                                                           ========


14      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Financial Highlights (concluded)

                                                                                             For the Period
The following per share data and ratios have been derived                                       March 28,
from information provided in the financial statements.                                          2003+ to
                                                                                               October 31,
Increase (Decrease) in Net Asset Value:                                                           2003
===========================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock, end of period (in thousands)          $995,722
                                                                                                ========
                   Preferred Stock outstanding, end of period (in thousands) .........          $550,000
                                                                                                ========
                   Portfolio turnover ................................................             27.31%
                                                                                                ========
===========================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 .........................................          $  2,810
                                                                                                ========
===========================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
-----------------------------------------------------------------------------------------------------------
                   Series M7--Investment income--net .................................          $    127
                                                                                                ========
                   Series T7--Investment income--net .................................          $    122
                                                                                                ========
                   Series W7--Investment income--net .................................          $    122
                                                                                                ========
                   Series TH7--Investment income--net ................................          $    184
                                                                                                ========
                   Series F7--Investment income--net .................................          $    125
                                                                                                ========
                   Series W28--Investment income--net ................................          $    105
                                                                                                ========
                   Series TH28--Investment income--net ...............................          $     95
                                                                                                ========

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 16, 2003.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Preferred Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on March 28, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 4,189 shares of Common Stock on March 12, 2003 to Fund Asset Management, L.P. ("FAM") for $100,012. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol PSY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


16      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(h) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $133,015 has been reclassified between undistributed realized capital gains and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets (including proceeds from the issuance of Preferred Stock), plus the proceeds of any outstanding borrowings used for leverage. For the period March 28, 2003 to October 31, 2003, FAM earned fees of $4,951,715, of which $1,467,160 was waived.

During the period March 28, 2003 to October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $45,618,750 in connection with the issuance of the Fund's Common Stock.

For the period March 28, 2003 to October 31, 2003, the Fund reimbursed FAM $11,422 for certain accounting services.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period March 28, 2003 to October 31, 2003 were $1,878,194,074 and $359,064,524, respectively.

Net realized gains (losses) for the period March 28, 2003 to October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $(16,712,956)       $ 21,752,833
Options purchased ....................          15,297,775         (15,714,415)
Options written ......................          (2,200,250)          1,544,087
Swaps ................................            (302,019)          1,817,334
Financial futures contracts ..........          22,091,434          (2,710,500)
                                              --------------------------------
Total ................................        $ 18,173,984        $  6,689,339
                                              ================================

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $4,651,518, of which $42,462,111 related to appreciated securities and $37,810,593 related to depreciated securities. At October 31, 2003, the aggregate cost of investments, net of options written for Federal income tax purposes was $1,550,969,856.

Transactions in options written for the period March 28, 2003 to October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Number of          Premiums
Put Options Written                             Contracts          Received
--------------------------------------------------------------------------------
Outstanding put options written,
   beginning of period .............                   --                    --
Options written ....................            1,936,425     $ 162,059,269,750
Options closed .....................           (1,934,750)     (162,048,604,875)
Options expired ....................               (1,000)             (136,125)
                                              ---------------------------------
Outstanding put options written,
   end of period ...................                  675     $      10,528,750
                                              =================================

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period March 28, 2003 to October 31, 2003 increased by 40,550,000 from shares sold and 38,881 from reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows:
Series M7, 1.17%; Series T7, 1.099%; Series W7, 1.14%; Series TH7, 1.15%; Series F7, 1.13%; Series W28, 1.13% and Series TH28, 1.15%.

Shares issued and outstanding during the period May 16, 2003 to October 31, 2003 increased by 22,000 from issuance of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period March 28, 2003 to October 31, 2003, MLPF&S earned $336,653 as commissions.

5. Distributions to Shareholders:

The Fund paid an ordinary income dividend of $.161458 per share on November 28, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the period March 28, 2003 to October 31, 2003 was as follows:

--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .....................................             $37,899,247
                                                                     -----------
Total taxable distributions ............................             $37,899,247
                                                                     ===========

As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed income--net .................................         $ 4,721,084
Undistributed long term capital gain--net .................           4,090,450
                                                                    -----------
Total undistributed earnings--net .........................           8,811,534
                                                                    -----------
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          24,264,059*
                                                                    -----------

Total accumulated earnings--net ...........................         $33,075,593
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.


18      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Report of Independent Auditors

To the Shareholders and Board of Directors of Preferred Income Strategies Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of Preferred Income Strategies Fund, Inc. as of October 31, 2003, the related statement of operations and the statement of changes in net assets and the financial highlights for the period March 28, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Preferred Income Strategies Fund, Inc. at October 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the the period March 28, 2003 through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP
MetroPark, New Jersey
December 17, 2003

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Preferred Income Strategies Fund, Inc. during the fiscal period ended October 31, 2003:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .......................         15.70%
Dividends Qualifying for the Dividends Received
   Deduction for Corporations ...................................          9.18%
--------------------------------------------------------------------------------

Please retain this information for your records.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the


20      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Automatic Dividend Reinvestment Plan (unaudited) (concluded)

number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2003 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         163 Portfolios
            08543-9011     Director              Management, L.P. ("FAM")--Advised Funds
            Age: 63                              since 1999; Chairman (Americas Region) of MLIM
                                                 from 2000 to 2002; Executive Vice President of FAM
                                                 and MLIM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002; President
                                                 of FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President of
                                                 Princeton Administrators, L.P. from1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM act as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2003 to  Professor of Finance and Economics at the Columbia    10 Funds        None
Beim        Princeton, NJ               present  University Graduate School of Business since 1991;    17 Portfolios
            08543-9095                           Chairman of Wave Hill, Inc. since 1990; Chairman
            Age: 63                              of Outward Bound U.S.A. from 1997 to 2002; Trustee
                                                 of Phillips Exeter Academy.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2003 to  Chief Financial Officer of J.P. Morgan & Co., Inc.    10 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995.                                    17 Portfolios
            08543-9095
            Age: 64
------------------------------------------------------------------------------------------------------------------------------------
Todd        P.O. Box 9095  Director     2003 to  General Partner of Gibbons, Goodwin, van              9 Funds         None
Goodwin     Princeton, NJ               present  Amerongen (investment banking firm) since             16 Portfolios
            08543-9095                           1984.
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
George W.   P.O. Box 9095  Director     2003 to  Managing Partner of Bradley Resources Company         9 Funds         Thoratec
Holbrook    Princeton, NJ               present  (private investment company) and associated with      16 Portfolios   Laboratories
            08543-9095                           that Firm and its predecessors since 1953; Director                   Corporation
            Age: 72                              of Thoratec Laboratories Corporation (medical device
                                                 manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2003 to  Mizuho Financial Group Professor of Finance,          10 Funds        None
Kester      Princeton, NJ               present  Senior Associate Dean and Chairman of the MBA         17 Portfolios
            08543-9095                           Program of Harvard University Graduate School of
            Age: 51                              Business Administration since 1999; Serves on the
                                                 Board of Advisors of Security Leasing Partners.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2003 to  President of Robards & Company, a financial advisory  10 Funds        None
Robards     Princeton, NJ               present  firm providing services to companies in the health    17 Portfolios
            08543-9095                           care industry; Director of Enable Medical Corporation
            Age: 53                              since 1996; Director of Atricure, Inc. since 2000;
                                                 Founder and President of The Cooke Center for
                                                 Learning and Development, a non-profit educational
                                                 organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


22      PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke       Princeton, NJ  President    present  since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011     and                   1999; Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
John D.     P.O. Box 9011  Vice         2003 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Burger      Princeton, NJ  President    present  1998 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Thomas      P.O. Box 9011  Vice         2003 to  Vice President of MLIM since 1997.
Musmanno    Princeton, NJ  President    present
            08543-9011
            Age: 34
------------------------------------------------------------------------------------------------------------------------------------
Robert R.   P.O. Box 9011  Vice         2003 to  Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM
Peterson,   Princeton, NJ  President    present  from 1997 to 2000.
Jr.         08543-9011
            Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Bradley J.  P.O. Box 9011  Secretary    2003 to  Director of MLIM since 2002; Vice President (Legal Advisory) of MLIM from
Lucido      Princeton, NJ               present  1999 to 2002 and attorney since 1995.
            08543-9011
            Age: 37
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

PSY


        PREFERRED INCOME STRATEGIES FUND, INC.          OCTOBER 31, 2003      23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Preferred Income Strategies Fund, Inc. seeks to provide shareholders with current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.

This report, including the financial information herein, is transmitted to shareholders of Preferred Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund intends to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Preferred Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #PIS -- 10/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

            In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

            In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

            The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Preferred Income Strategies Fund, Inc.


By: /s/ Terry K. Glenn
    --------------------------------------
    Terry K. Glenn,
    President of
    Preferred Income Strategies Fund, Inc.

Date: December 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    --------------------------------------
    Terry K. Glenn,
    President of
    Preferred Income Strategies Fund, Inc.

Date: December 22, 2003


By: /s/ Donald C. Burke
    --------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Preferred Income Strategies Fund, Inc.

Date: December 22, 2003

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.